UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2021

Dicerna Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36281	20-5993609
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 Hayden Avenue

Lexington, Massachusetts 02421

(Address of principal executive offices, including Zip Code)

(617) 621-8097

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DRNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 18, 2021, by Dicerna Pharmaceuticals, Inc., a Delaware corporation (“Dicerna”), Dicerna entered into an Agreement and Plan of Merger, dated November 17, 2021 (the “Merger Agreement”) with Novo Nordisk A/S, a Danish aktieselskab (“Novo”), and NNUS New Research, Inc., a Delaware corporation and a wholly owned indirect subsidiary of Novo (“Purchaser”). All capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Merger Agreement.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Purchaser commenced a tender offer (the “Offer”) on November 24, 2021 to acquire all of the outstanding shares of common stock of Dicerna, $0.0001 par value per share (the “Shares”), at an offer price of $38.25 per Share, net to the seller in cash, without interest (the “Offer Price”) and subject to any withholding of taxes.

The Offer and related withdrawal rights expired at 5:00 p.m., Eastern Time, on December 27, 2021 (such date, the “Expiration Date”). American Stock Transfer & Trust Company, LLC, in its capacity as the depositary for the Offer, has advised that, as of the expiration of the Offer, 64,946,526 Shares were validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 82.6% of the total number of Shares outstanding at the time of the expiration of the Offer. The number of Shares tendered satisfied the Minimum Condition. As the Minimum Condition and each of the conditions of the Offer have been satisfied, Purchaser has accepted for payment all Shares that were validly tendered and not validly withdrawn pursuant to the Offer.

Following consummation of the Offer, the remaining conditions to the merger of Purchaser with and into Dicerna (the “Merger”) set forth in the Merger Agreement were satisfied, and on December 28, 2021, Novo completed its acquisition of Dicerna by consummating the Merger without a meeting of stockholders of Dicerna in accordance with Section 251(h) of the Delaware General Corporation Law, with Dicerna continuing as the surviving corporation (the “Surviving Corporation”). At the effective time of the Merger (the “Effective Time”), the Shares not purchased pursuant to the Offer (other than Shares held by Dicerna, Novo, Purchaser, any wholly owned subsidiary of Novo or Dicerna, or by stockholders of Dicerna who have perfected their statutory rights of appraisal under Delaware law) were converted into the right to receive the Offer Price (the “Merger Consideration”) without interest and subject to any withholding of taxes. As a result of the Merger, Dicerna became a wholly owned subsidiary of Novo.

Pursuant to the Merger Agreement, at the Effective Time, each compensatory option to purchase Shares (a “Dicerna Option”) that was then outstanding and unexercised (whether or not vested), and had a per-Share exercise price that was less than the Merger Consideration (all Dicerna Options had a per-Share exercise price below such amount), was cancelled and converted into the right to receive a cash payment equal to (A) the excess of (x) the Merger Consideration over (y) the exercise price payable per-Share under such Dicerna Option, multiplied by (B) the total number of Shares subject to such Dicerna Option immediately prior to the Effective Time (without regard to vesting).

Additionally, pursuant to the Merger Agreement, each restricted stock unit with respect to Shares (each a “Dicerna RSU”) that was then outstanding was cancelled and the holder received the right to receive a cash payment equal to the product of (A) the Merger Consideration and (B) the number of Shares subject to such Dicerna RSU (without regard to vesting).

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to Dicerna’s Current Report on Form 8-K, filed with the SEC on November 18, 2021, and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note and Item 3.01 are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note are incorporated herein by reference.

On December 27, 2021, Dicerna (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq (A) suspend trading of the Shares effective before the opening of trading on December 28, 2021 and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Shares will no longer be listed on Nasdaq. Dicerna intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of Dicerna’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 3.01, Item 5.01 and Item 5.03 are incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The disclosures under the Introductory Note, Item 3.01, Item 5.02 and Item 5.03 are incorporated herein by reference.

As a result of the consummation of the Offer and the Merger, there was a change in control of Dicerna, and Novo, as the indirect parent of Purchaser, acquired control of Dicerna. To the knowledge of Dicerna, there are no arrangements which may at a subsequent date result in a further change in control of Dicerna.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, as of the Effective Time, the directors and officers of Purchaser immediately prior to the Effective Time became the directors and officers of the Surviving Corporation. As of the Effective Time, Douglas M. Fambrough, III, Ph.D., J. Kevin Buchi, Stephen Doberstein, Ph.D., Martin Freed, M.D., Patrick Gray, Stephen J. Hoffman, M.D., Ph.D., Adam M. Koppel, M.D., Ph.D., Marc Kozin and Cynthia Smith each ceased to be directors of Dicerna and members of any committee of Dicerna’s board of directors. These departures were not a result of any disagreement between Dicerna and the directors on any matter relating to Dicerna’s operations, policies or practices.

The directors of Purchaser immediately prior to the Effective Time were Jamie Haney, Ulrich Christian Otte and Thomas Haagen. The executive officer of Purchaser immediately prior to the Effective Time was Ulrich Christian Otte, President. Effective as of the Effective Time, Bob D. Brown, our Chief Scientific Officer and Senior Vice President, will be appointed to serve as President of the Company. Information regarding the new directors and executive officers has been previously disclosed in Schedule A of the Offer to Purchase filed as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO filed by Novo and Purchaser with the SEC on November 24, 2021, as subsequently amended, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, Dicerna’s certificate of incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Second Amended and Restated Certificate of Incorporation”). In addition, pursuant to the terms of the Merger Agreement, at the Effective Time, Dicerna’s by-laws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Second Amended and Restated By-Laws”).

Copies of the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated By-Laws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 8.01	Other Events.

On December 28, 2021, Dicerna issued a press release announcing the expiration and results of the Offer. The full text of the press release issued by Dicerna is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated November 17, 2021, by and among Dicerna Pharmaceuticals, Inc., Novo Nordisk A/S, and NNUS New Research, Inc. (incorporated by reference to Exhibit 2.1 to Dicerna’s Current Report on Form 8-K filed with the SEC on November 18, 2021).*

3.1	Second Amended and Restated Certificate of Incorporation, dated December 28, 2021.

3.2	Second Amended and Restated By-Laws, dated December 28, 2021.

99.1	Press release by Dicerna, dated December 28, 2021.

*

Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dicerna Pharmaceuticals, Inc.

By:	/s/ Bob D. Brown
Name:	Bob D. Brown
Title:	President

Dated: December 28, 2021